Events After the Reporting Period	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Events After the Reporting Period [Abstract]
EVENTS AFTER THE REPORTING PERIOD

NOTE 11:- EVENTS AFTER THE REPORTING PERIOD

a.

On July 8, 2024, the Company announced that it signed a non-binding letter of intent (the “LOI”) to spin off its advanced clinical stage pharmaceutical portfolio and its equity stake in SciSparc Nutraceuticals Inc. (collectively, the “Target Assets”). The LOI references a proposed asset and share purchase agreement (the “Asset and Share Purchase Agreement”), the definitive agreement of which is to be negotiated between the Company and Miza III Ventures Inc. (“Miza”) (TSXV: MIZA.P), a publicly traded company on the Toronto Stock Exchange Venture in Canada.

The Asset and Share Purchase Agreement is based on the approximate total USD 3.3 million (CAD 4.5 million) enterprise value of Miza, when including its $1,000 cash position, and an approximate $11,600 (CAD 15.8 million) value of SciSparc’s assets.

Pursuant to the LOI, SciSparc will sell, assign, convey and transfer to Miza the Target Assets in consideration for 63,300,000 common shares of Miza and up to 48,000,000 Miza contingent rights based on pre-determined milestones. Following the closing of such transaction, SciSparc would hold a controlling interest in Miza, the exact percentage of which is contingent on agreeing definitive terms between the parties. The resulting entity, of which SciSparc will hold a stake in the resulting entity ranging from a minimum of approximately 75% to a maximum of 84.53%, will be active in both the pharmaceutical and supplement sectors.

b.	From July 16, 2024, through September 17, 2024, the Company has sold 4,817,626 ordinary shares in respect of the SEPA for proceeds of $3,576.

c.

On August 13, 2024, the Company entered into an exclusive patent license agreement (the “License Agreement”) for the out-licensing of its SCI-160 program (the “Assets”) with Polyrizon Ltd. (the “Licensee”). According to the License Agreement, SciSparc granted the Licensee a royalty-bearing, exclusive, sub-licensable right and license to the Assets (the “License”). In consideration for the License, the Company received and will receive certain shares of the Licensee, reflecting an issue price of $3,000, and royalties from sales related to and income generated from the Assets. Further, the Licensee will pay SciSparc pre-determined fees upon the completion of certain development milestones relating to the Assets.

d.

On September 26, 2024, the Company signed a non-binding letter of intent (“LOI”) to sell its entire ownership interest in MitoCareX to a publicly-traded company in the United States (“the Purchaser”). SciSparc currently owns 52.73% of the issued and outstanding share capital of MitoCareX. Pursuant to the terms of the LOI, initially, in exchange for transferring and selling to the Purchaser a number of ordinary shares of MitoCareX that constitute 27% of the Company’s ownership in MitoCareX, SciSparc will receive in cash consideration of $700. Subsequent to this first phase, SciSparc will transfer to the Purchaser the remaining 73% of its ownership stake in MitoCareX in exchange for a certain number of shares based on the valuation of the Purchaser equal to $8,000 and a valuation of MitoCareX equal to $5,000 (the latter of which includes the $700 in cash consideration for SciSparc’s shares described above). The LOI also includes provisions for additional milestones that, upon achievement, could increase the consideration paid by the Purchaser to SciSparc from $5,000 to $7,000. The details of the full terms of this transaction are subject to negotiation and execution of definitive agreements.

NOTE 26:-	EVENTS AFTER THE REPORTING DATE

On January 21, 2024, the Company entered into a Standby Equity Purchase Agreement (“SEPA”), as amended on February 26, 2024, with YA II PN, LTD (“YA”), which provided for the sale of up to $20,000 of the Company’s Ordinary Shares (the “Advance Shares”). Of the $20,000 eligible to be sold pursuant to the SEPA, or the Commitment Amount, Company has sold 925,159 ordinary shares as of the issuance date of these financial statements. The Advance Shares to be purchased or purchased by YA pursuant to the SEPA are for a share price of 97% of the market price, which is defined as the lowest daily volume weighted average price of the Ordinary Shares during the three consecutive trading days commencing on the trading day immediately following the delivery of an advance notice to YA.

In connection with the SEPA, the Company may request pre-paid advances of the Commitment Amount, in an amount up to $5,000, each a Pre-Paid Advance. Each Pre-Paid Advance will be evidenced by a promissory note, each, a Promissory Note. Each Promissory Note will fully mature 24-months following its issuance and shall accrue interest on the outstanding principal balance thereon at a rate of 5% per annum, increasing to 18% per annum upon an Event of Default (as defined in the Promissory Note). Beginning 150 days after the issuance of a Promissory Note, the Company shall pay to YA a monthly installment payment of 10% of the original principal amount of the Promissory Note and accrued interest, payable in cash or by submitting an advance notice, where YA will offset the amount due to be paid to us under such notice against an equal amount of the monthly installment amount, at the Company’s option. If the Company elects to pay in cash, the installment amount shall also include a payment premium in the amount of 5% of the principal amount of the installment payment. The Promissory Note contains the Company’s customary representations and warranties and Events of Default.

In addition, pursuant to the SEPA, the Company issued to YA an aggregate of 55,293 of its Ordinary Shares, or the Commitment Shares, in satisfaction of payment of the commitment fee of $200.

YA will pay all brokerage fees and commissions and similar expenses in connection with the offer and sale of Ordinary Shares by YA pursuant to the SEPA The Company will pay the expenses (except brokerage fees and commissions and similar expenses) incurred to register under the Securities Act the offer and sale of the Ordinary Shares pursuant to the SEPA by YA.